Exhibit 10.5
September 11, 2006

Via: UPS overnight delivery
Mr. Gus R. Rempies
Triple Net Properties, LLC
C/O ROC Realty Advisors, LLC
1606 Santa Rosa Drive
Suite 109
Richmond, VA 23229

Re:	Contract of Sale (the “Contract”) by and between TR Hidden Lake Partners, Ltd. (“Seller”) and Triple Net Properties, LLC (“Buyer”) with Effective Date of May 8, 2005.
In accordance with the requirements of Section 4.(a) of the Contract, Seller is to Buyer the attached certificates of occupancy for the four (4) new buildings located at Hidden Lake Apartments in San Antonio. As a result, the “Closing Date” is now established to be October 12, 2006.
Very truly yours,
TR Hidden Lake Partners, Ltd., a
Texas limited partnership

By:	TRDC Hidden Lake Partners, Ltd., a Texas limited partnership, its general partner

	By:	Thompson Realty Development Corporation, a Texas
corporation, its general partner

By:

cc:	David F. Belkowitz, Esq.	Debby Moore
	Hirschler Fleischer	Land America Title Company
	701 East Bryan Street	8201 Preston Road
	15th Floor	Suite 280
	Richmond, VA 23219	Dallas, TX 75225
2505 North Plano Road     Suite 3000     Richardson, Texas 75082
Telephone 972-644-2400      FAX 972-644-2411